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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           THE FAILURE GROUP, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                            THE FAILURE GROUP, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON JANUARY 15, 1998


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of The Failure Group, Inc., a Delaware corporation (the "Company"), will be held on Thursday, January 15, 1998, at 1:00 p.m., local time, at the Company's principal executive offices, located at 149 Commonwealth Drive, Menlo Park, California 94025, for the following purpose:

1. To approve an amendment to the Company's Restated Certificate of Incorporation to effect a name change of the Company to Exponent, Inc.

     The proposed name change is more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 12, 1997 are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the Special Meeting in person.

     If you would like to attend the Special Meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the Special Meeting, you must obtain from the nominee a proxy issued in your name.

     To ensure your representation at the Special Meeting, you are urged to sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                            BY ORDER OF THE BOARD OF DIRECTORS,

                            /s/ Richard L. Schlenker
                            --------------------------------
                            Richard L. Schlenker, Secretary
Menlo Park, California
December 29, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ATTACHED PROXY IN THE ENVELOPE PROVIDED.

                            THE FAILURE GROUP, INC.

                            ---------------------

                                PROXY STATEMENT
                                    FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS

                            ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of The Failure Group, Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's principal executive offices, located at 149 Commonwealth Drive, Menlo Park, California 94025, on Thursday, January 15, 1998, at 1:00 p.m., local time. The telephone number at that location is (650) 326-9400.

     The proxy solicitation materials were mailed on or about December 29, 1997 to all stockholders entitled to vote at the Special Meeting.

RECORD DATE

     Only stockholders of record at the close of business on December 12, 1997 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, a total of 7,423,289 shares of the Company's common stock, $.001 par value (the "Common Stock"), were issued and outstanding. The closing sales price of the Company's Common Stock on the Nasdaq National Market on the Record Date was $9.13 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on the matter presented at the Special Meeting.

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ChaseMellon Shareholder Services, to assist in obtaining proxies from brokers and nominees of stockholders for the Special Meeting. The estimated cost of such services is $3,500, plus out-of-pocket expenses. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

                                      1
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QUORUM, ABSTENTIONS AND BROKER NON-VOTES

     The presence, in person or by properly executed proxy of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the Special Meeting. Shares that voted "FOR", "AGAINST" or "WITHHELD" on the proposal are treated as being present at the meeting for purposes of establishing a quorum and are deemed to be "votes cast" at the Special Meeting with respect to the proposal.

     Abstentions and broker non-votes will be included for purposes of determining whether a quorum of shares is present at the Special Meeting. Abstentions will have the same effect as a vote against the proposal.

     While broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction for business, broker non-votes will not be counted for purposes of determining the number of votes cast with respect to the proposal. Broker non-votes with respect to the proposal set forth in this Proxy Statement will therefore not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to the proposal.


                                 PROPOSAL NO. 1

             AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
                TO CHANGE THE COMPANY'S NAME TO "EXPONENT, INC."

  The Board of Directors is soliciting stockholder approval of an amendment to the Company's Restated Certificate of Incorporation to change the Company's name to "Exponent, Inc." This proposed name change is part of the Company's effort to grow as a professional services firm. The new name is intended to help the Company leverage its scientific reputation into other service offerings. As the Company's resources grow through recruitment and acquisitions, the proposed name is intended to help the Company to build on its reputation.

  Upon approval of the proposed amendment to the Restated Certificate of Incorporation by the stockholders, the Company will seek to change it Nasdaq National Market trading symbol from "FAIL" to "EXPO."

  The Board of Directors believes that it is in the best interests of the Company and its stockholders to change the name of the Company from The Failure Group, Inc. to Exponent, Inc.

REQUIRED VOTE

  Under Delaware law, approval of the amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of at least a majority of the outstanding shares of Common Stock. An abstention or failure to vote on this proposal is not an affirmative vote and, therefore, will have the same effect as a vote against the proposal. A broker non-vote will not be treated as entitled to vote on the subject matter of the meeting. See "Information Concerning Solicitation and Voting--Quorum, Abstentions and Broker Non-Votes."

                                       2
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                                NO OTHER MATTERS

     No business other than the proposed amendment to the Company's Restated Certificate of Incorporation to effect a name change of the Company may be brought before the Special Meeting.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the enclosed envelope.

                            BY ORDER OF THE BOARD OF DIRECTORS,

                            /s/ Richard L. Schlenker
                            --------------------------------
                            Richard L. Schlenker, Secretary

Menlo Park, California
December 29, 1997

                                       3
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                           THE FAILURE GROUP, INC.
              SPECIAL MEETING OF STOCKHOLDERS, JANUARY 15, 1998

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR A SPECIAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of The Failure Group, Inc. a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December 29, 1997, and hereby appoints Michael R. Gaulke, Roger L. McCarthy and Richard L. Schlenker and any of them, each with power of substitution and revocation, proxies and attorneys-in-fact of the undersigned to represent the undersigned and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Company's Special Meeting of Stockholders to be held at the Company's Principal Executive Offices located at 149 Commonwealth Drive, Menlo Park, California 94025, at 1:00 p.m. local time, on Thursday, January 15, 1998 and at any adjournments or postponements thereof, upon the following matters.

              (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                          * FOLD AND DETACH HERE *
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PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE [X]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S), OR IF NO DIRECTIONS ARE INDICATED,THIS PROXY WILL BE VOTED FOR ITEM 1.

                                                      FOR   AGAINST   ABSTAIN
1. To approve the Company's Restated Certificate of   [ ]     [ ]       [ ]
   Incorporation to change the Company's name to "Exponent, Inc."



SIGNATURE(S)____________________________________ DATE:____________________
PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. IF SIGNING AS ATTORNEY, EXECUTOR, GUARDIAN, OR IN OTHER REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

                          * FOLD AND DETACH HERE *